KEYSTONE MUTUAL FUNDS

SUPPLEMENT DATED AUGUST 27, 2007

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 7, 2006

            This information supplements the Keystone Large Cap Growth Fund Statement of Additional Information dated August 7, 2006 (the “SAI”).

            This supplement and the SAI constitute a current SAI.  To request a copy of the Prospectus or SAI, please call 1-866-596-FUND.

Effective May 24, 2007, Clifford L. Olson was appointed a member of the Board of Trustees, replacing J. Scott Slater who resigned from the Board as a result of having taken a new employment opportunity.  As a result, all disclosure concerning Mr. Slater is hereby deleted.  The following disclosure applies to Mr. Olson.

Name, Age and Address	Length of Time Served	Principal Position	Occupation During Past Five Years	Other Directorships Served
Clifford L. Olson, 60 7101 West 78th Street, Suite 201 Bloomington, MN 55439	Since May 24, 2007	Trustee	President, Casson Group, Inc., 1993-Present	Chairman and Manager, Casson Imports, LLC Chairman and Director, Nation Carpet Equipment, Inc. CEO and Director, ACN Investments, LLC

Mr. Olson has been appointed to the Fund’s Audit Committee.  At this time, he does not own any shares of the Fund.  Mr. Olson was paid $1250 by the Fund during the fiscal period ended June 30, 2007 in connection with his appointment to the Board at the last quarterly Board meeting of the fiscal period.  It is expected that he will be compensated on the same basis as the other trustees for the fiscal year ending June 30, 2008.

THE FOLLOWING REPLACES THE INFORMATION PROVIDED UNDER THE HEADING “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”:

            The financial statements contained in the Fund’s Annual Report will be audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm will provide other accounting and tax-related services as requested by the Fund.